SUPPLEMENT DATED APRIL 29, 2019
TO

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR OPTIMA AND NEW YORK KEYPORT OPTIMA

ISSUED BY KBL VARIABLE ACCOUNT A

After the close of business on April 26, 2019, all the assets and liabilities of the AB Growth Portfolio were transferred to the AB Large Cap Growth Portfolio and shareholders of the AB Growth Portfolio received shares of the AB Large Cap Growth Portfolio in exchange for their shares.

The AB Growth Portfolio is no longer available for investment and any references to that Fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.